UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2003

WINTER SPORTS, INC.
(Exact name of registrant as specified in its charter)

Montana
(State or other jurisdiction of incorporation)

0-15030	81-0221770
(Commission File Number)	(IRS Employer Identification No.)
P.O. Box 1400 Whitefish, Montana 59937 (Address of principal executive offices) (Zip Code) (406) 862-1900 (Registrant’s telephone number, including area code)

FORM 8-K

WINTER SPORTS, INC.
Whitefish, Montana

September 1, 2003

Item 5. Other Events

On September 2, 2003, Winter Sports, Inc. issued a press release announcing that its President and Chief Executive Officer, Michael Collins, submitted his resignation to the Board of Directors effective as of September 1, 2003. A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits

99.1 Press Release, dated September 2, 2003.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 3, 2003	WINTER SPORTS, INC. By: /s/ Dennis L. Green —————————————— Dennis L. Green Chairman of the Board of Directors

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